STARTEC GLOBAL COMMUNICATIONS CORPORATION
                         NOTICE OF GUARANTEED DELIVERY
                                      OF
                           12% SENIOR NOTES DUE 2008
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 AS  SET  FORTH  IN THE PROSPECTUS, DATED     , 1998 (AS THE SAME MAY BE AMENDED
 FROM TIME TO TIME, THE "PROSPECTUS"), OF STARTEC GLOBAL COMMUNICATIONS CORPORATION (THE "COMPANY") UNDER THE CAPTION ("THE EXCHANGE OFFER--GUARANTEED DELIVERY PROCEDURES") THIS FORM OR ONE SUBSTANTIALLY EQUIVALENT HERETO MUST BE USED TO ACCEPT THE COMPANY'S OFFER (THE "EXCHANGE OFFER") TO EXCHANGE ITS 12% SERIES A SENIOR NOTES DUE 2008 (THE "EXCHANGE NOTES"), WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), FOR AN EQUAL PRINCIPAL AMOUNT OF ITS 12% SENIOR NOTES DUE 2008 (THE "OLD NOTES"), IF (I) CERTIFICATES REPRESENTING THE OLD NOTES TO BE EXCHANGED ARE NOT LOST BUT ARE NOT IMMEDIATELY AVAILABLE OR (II) TIME WILL NOT PERMIT ALL REQUIRED DOCUMENTS TO REACH THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE. THIS FORM MAY BE DELIVERED BY AN ELIGIBLE INSTITUTION BY MAIL OR HAND DELIVERY OR TRANSMITTED, VIA FACSIMILE, TO THE EXCHANGE AGENT AT ITS ADDRESS
 SET  FORTH  BELOW  NOT LATER THAN 5:00 P.M., NEW YORK CITY TIME, ON     , 1998.
 ALL CAPITALIZED TERMS USED HEREIN BUT NOT DEFINED HEREIN SHALL HAVE THE MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS.
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             TO: FIRST UNION NATIONAL BANK (THE "EXCHANGE AGENT")

           By Registered or            By Facsimile:             Hand or Overnight
            Certified Mail:            (704) 590-7628                 Courier:
             Michael Klotz                                         Michael Klotz
         First Union Customer                                   First Union Customer
          Information Center                                     Information Center
            Corporate Trust       Confirm by telephone:           Corporate Trust
          Operations-NC1153            (704) 590-7408            Operations-NC1153
 1525 West W.T. Harris Blvd. 3C3                          1525 West W.T. Harris Blvd. 3C3
      Charlotte, NC 28288-1153                                Charlotte, NC 28288-1153

     DELIVERY, OR TRANSMISSION VIA FACSIMILE, OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     The undersigned hereby tender(s) for exchange to the Company, upon the terms and subject to the conditions set forth in the Prospectus and Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

     The undersigned understands and acknowledges that the Exchange Offer will expire at 5:00 p.m., New York City time, on , 1998, unless extended by the Company. With respect to the Exchange Offer, "Expiration Date" means such time and date, or if the Exchange Offer is extended, the latest time and date to which the Exchange Offer is so extended by the Company.

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

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                    PRINCIPAL AMOUNT OF OLD NOTES EXCHANGED:
                              $__________________

 SIGNATURES                                          CERTIFICATE NOS. OF OLD
                                                     NOTES (IF AVAILABLE)
 ---------------------------                         ---------------------------

 ---------------------------                         ---------------------------
 Signature of Owner

 ---------------------------                         ---------------------------

 Signature of Owner
 (if more than one)

----------------------------                          Total $ __________________
 Dated:
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
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                   IF OLD NOTES WILL BE BOOK-ENTRY TRANSFER,

 Names(s):                                        PROVIDE THE DEPOSITORY TRUST
                                                  COMPANY ("DTC") ACCOUNT NO.:
 ----------------------------                     ----------------------------
   (Please Print)
 Address (Include Zip Code):
 ----------------------------

 ----------------------------

 ----------------------------

 Area Code and Telephone No.
 ----------------------------

 Capacity (full title), if
 signing in  a representative
 capacity
 ----------------------------

 Taxpayer Identification or
 Social Security No.:
                     --------
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


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
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                             GUARANTEE OF DELIVERY
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

  The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guaranteed institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Old Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility described in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures" and in the Letter of Transmittal) and any other required document, all by 5:00 p.m., New York City time, on the third New York Stock Exchange trading day following the Expiration Date.

 AUTHORIZED SIGNATURE

 Name of Firm:                                         Name:
              ----------------                              -------------------

 Address:                                              Title:
        ---------------------                                ------------------

                                   Area Code and Telephone
 Date:                             No.:
      -----------------------          ----------


 NOTE: DO NOT SEND OLD NOTES WITH THIS FORM. ACTUAL SURRENDER OF OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, THE LETTER OF TRANSMITTAL.
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